                            POWER OF ATTORNEY

I, the undersigned officer of The Lincoln National Life Insurance Company (the Company), hereby revoke all powers of attorney authorizing any person to act as attorney-in-fact relative to Lincoln Life Variable Annuity Account Q (the Separate Account), which were previously executed by me and do hereby severally constitute and appoint Ronald L. Stopher, Jeffrey K. Dellinger and Steven M. Kluever, my true and lawful attorneys-in-fact, with full power in each of them to sign for me, in my name and in the capacities indicated below, any and all registration statements for the Separate Account (File No. 811-8569) filed with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933, on behalf of the Company in its own name or in the name of the Separate Account, hereby ratifying and confirming my signature as it may be signed by any of my attorneys-in-fact to any such registration statement. The power of attorney was signed on July 24, 2001.


/s/ Jon A. Boscia                          President and Director
---------------------------------          (Principal Executive Officer)
Jon A. Boscia


/s/ Lorry J. Stensrud                      Executive Vice President,
---------------------------------          Chief Executive Officer of Annuities
Lorry J. Stensrud                          and Director


/s/ Janet Chrzan                           Senior Vice President, Chief
---------------------------------          Financial Officer and Director
Janet Chrzan                               (Principal Accounting Officer and
                                           Principal Financial Officer)


/s/ John H. Gotta                          Executive Vice President,
---------------------------------          Chief Executive Officer of
John H. Gotta                              Insurance and Director


/s/ Richard C. Vaughan                     Director
---------------------------------
Richard C. Vaughan


/s/ Charles E. Haldeman, Jr.               Director
---------------------------------
Charles E. Haldeman, Jr.


/s/ See Yeng Quek                          Chief Investment Officer and Director
---------------------------------
See Yeng Quek

Account Q Power of Attorney


STATE OF PENNSYLVANIA      )
                           ) SS:
COUNTY OF PHILADELPHIA     )

         On this 24th day of July, 2001, before me, a Notary Public, in and for said county and state, personally appeared Jon A. Boscia, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                             /s/ Sharon M. Scotese
                                             -----------------------------------
                                             Notary Public

My Commission Expires: Sept. 6, 2004

--------------------------------------------------------------------------------
STATE OF INDIANA  )
                  ) SS:
COUNTY OF ALLEN   )

         On this 24th day of July, 2001, before me, a Notary Public, in and for said county and state, personally appeared Lorry J. Stensrud, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                             /s/ Sharlene K. Geer
                                             -----------------------------------
                                             Notary Public

My Commission Expires: 2/29/08

--------------------------------------------------------------------------------
STATE OF INDIANA  )
                  ) SS:
COUNTY OF ALLEN   )

         On this 24th day of July, 2001, before me, a Notary Public, in and for said county and state, personally appeared Janet Chrzan, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that she executed the same.

                                             /s/ Janet A. Bell
                                             -----------------------------------
                                             Notary Public

My Commission Expires: March 13, 2008

--------------------------------------------------------------------------------
STATE OF CONNECTICUT       )
                           ) SS:
COUNTY OF HARTFORD         )

         On this 24th day of July, 2001, before me, a Notary Public, in and for said county and state, personally appeared John H. Gotta, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                             /s/ Martha Jarvis
                                             -----------------------------------
                                             Notary Public

My Commission Expires: Sep. 30, 2002

Account Q Power of Attorney


STATE OF PENNSYLVANIA      )
                           ) SS:
COUNTY OF PHILADELPHIA     )

         On this 24th day of July, 2001, before me, a Notary Public, in and for said county and state, personally appeared Richard C. Vaughan, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                             /s/  Sharon M. Scotese
                                             --------------------------
                                             Notary Public

My Commission Expires: Sept. 6, 2004

--------------------------------------------------------------------------------

STATE OF PENNSYLVANIA      )
                           ) SS:
COUNTY OF PHILADELPHIA     )

         On this 24th day of July, 2001, before me, a Notary Public, in and for said county and state, personally appeared Charles E. Haldeman, Jr., known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                             /s/ Maritza H. Cruzado
                                             -----------------------------------
                                             Notary Public

My Commission Expires: 12/09/2004
--------------------------------------------------------------------------------

STATE OF PENNSYLVANIA      )
                           ) SS:
COUNTY OF PHILADELPHIA     )

         On this 27th day of July, 2001, before me, a Notary Public, in and for said county and state, personally appeared See Yeng Quek, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                             /s/ Jacqueline E. Lopez
                                             -----------------------------------
                                             Notary Public

My Commission Expires: 9/20/04

                            POWER OF ATTORNEY

I, the undersigned officer of The Lincoln National Life Insurance Company (the Company), hereby revoke all powers of attorney authorizing any person to act as attorney-in-fact relative to Lincoln Life Variable Annuity Account Q (the Separate Account), which were previously executed by me and do hereby severally constitute and appoint Ronald L. Stopher, Jeffrey K. Dellinger and Steven M. Kluever, my true and lawful attorneys-in-fact, with full power in each of them to sign for me, in my name and in the capacities indicated below, any and all registration statements for the Separate Account (File No. 811-8569) filed with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933, on behalf of the Company in its own name or in the name of the Separate Account, hereby ratifying and confirming my signature as it may be signed by any of my attorneys-in-fact to any such registration statement. The power of attorney was signed on February 6, 2002.



/s/ Barbara S. Kowalczyk                         Director
--------------------------
Barbara S. Kowalczyk



STATE OF PENNSYLVANIA      )
                           ) SS:
COUNTY OF PHILADELPHIA     )

         On this 6th day of February, 2002, before me, a Notary Public, in and for said county and state, personally appeared Barbara S. Kowalczyk, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                             /s/ Sara A. Hudson
                                             -----------------------------------
                                             Notary Public

My Commission Expires: 12/12/2005